Income Taxes - Provision for income taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2014
Income Tax Disclosure [Abstract]
Federal, current	$ 1,247	$ 2,315	$ 2,081
State, current	334	408	424
Current income tax expense	1,581	2,723	2,505
Deferred	2,067	(588)	(461)
Provision for income taxes	3,648	2,135	2,044
Federal, computed at statutory rate	3,180	1,862	1,804
State income taxes (net of Federal income tax benefit)	440	257	233
Other, net	$ 28	$ 16	$ 7